SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only  (as permitted by Rule 14a-6
     (e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           BDI INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           Common Stock, $.10 par value
     (2)   Aggregate number of securities to which transaction applies:
                  1,421,551
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           N/A
     (4)   Proposed maximum aggregate value of transaction:
                  N/A
     (5)   Total fee paid:
                  N/A
|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                  N/A
         (2)      Form, Schedule or Registration Statement No.:
                  N/A
         (3)      Filing Party:
                  N/A
         (4)      Date Filed:
                  N/A

                           BDI INVESTMENT CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  MAY 29, 1998


         A Special Meeting of the Stockholders (the "Meeting") of BDI Investment Corporation (the "Company") will be held at the Company's headquarters located at 990 Highland Drive, Suite 100, Solana Beach, California 92075-2472, on Friday, May 29, 1998 at 11:00 a.m., for the following purpose:

     1. To approve the Board of Director's recommendation to (i) dismiss Coopers & Lybrand L.L.P. as the Company's independent public accountants and (ii) appoint Lavine, Lofgren, Morris & Engelberg L.L.P. as the Company's independent public accountants for the fiscal year ending June 27, 1998; and

     2. To transact such other business as may come before the Meeting, or any adjournments or postponements thereof.

     Only holders of record of the Common Stock of the Company on the close of business on April 13, 1998 will be entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                                  /s/Donald Brody

                                                  Donald Brody, Secretary


April 24, 1998





                 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

                           BDI INVESTMENT CORPORATION
                          990 Highland Drive, Suite 100
                       Solana Beach, California 92075-2472

                ------------------------------------------------

                         SPECIAL MEETING OF STOCKHOLDERS

                                  MAY 29, 1998
                -------------------------------------------------

                                 PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of BDI Investment Corporation (the "Company") for use at a Special Meeting of Stockholders to be held at the Company's headquarters located at 990 Highland Drive, Suite 100, Solana Beach, California 92075-2472, on Friday, May 29, 1998 at 11:00 a.m., and at any adjournments or postponements thereof (the "Meeting").

     A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

     This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 24, 1998. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" the proposal described herein.

     The solicitation of proxies may be made by directors, officers and regular employees of the Company by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At April 13, 1998 (the "Record Date"), the Company had outstanding 1,421,551 shares of common stock, par value $.10 per share ("Common Stock"). Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

     The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, the proposal to ratify the appointment of auditors will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Meeting. Pursuant to New Jersey corporate law, abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present.

     Arsobro, L.P., a limited partnership for which Arthur Brody, the Company's President, generally possesses the sole power (in his capacity as general partner) to vote and to make investment decisions, has advised the Board of Directors that it intends to vote the 1,316,957 shares of Common Stock owned by it (92.64% of the total shares outstanding as of the Record Date) at the Meeting in favor of approving the Board of Director's recommendation to (i) dismiss Coopers & Lybrand L.L.P., and (ii) appoint Lavine, Lofgren, Morris & Engelberg L.L.P., as the Company's independent public accountants. Accordingly, Proposal 1 is expected to be adopted at the Meeting, even if all other shareholders vote against the proposal.

     Based upon information available to the Company, as of April 24, 1998, the following stockholder is the sole stockholder of the Company which beneficially owns more than 5% of the Common Stock.

                                AMOUNT AND NATURE
     NAME AND ADDRESS             OF BENEFICIAL                  PERCENTAGE
    OF BENEFICIAL OWNER            OWNERSHIP                      OF CLASS

Arsobro, L.P.                   1,316,957 (1) (2)                  92.64%
990 Highland Drive
Solana Beach, California 92075

(1) Arsobro, L.P. possesses sole voting and investment power with respect to the shares listed. The number of shares beneficially owned by Arsobro, L.P. has been determined under rules promulgated by the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the Arsobro, L.P. has sole or shared voting power or investment power, and also any shares that Arsobro, L.P. has the right to acquire within sixty
      (60) days after April 13, 1998.

(2) Mr. Arthur Brody, President of the Company, and also the general partner of Arsobro, L.P., generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.

                                  PROPOSAL ONE

                            RATIFICATION OF AUDITORS

     At the Company's Annual Meeting held on October 24, 1997, the Stockholders approved the Board of Director's recommendation of Coopers & Lybrand L.L.P. ("Coopers") as the Company's independent public accountants for its fiscal year ending June 27, 1998. Coopers previously served in the same capacity for the past ten years. In February 1998, Coopers informed the Company that Coopers' fees for auditing the Company's affairs and the preparation of financial statements for the year ending June 27, 1998 would be fifty percent (50%) higher than the fees charged by Coopers in the previous year. On February 24, 1998, the Board of Directors decided to recommend to the Stockholders that Coopers be terminated as the Company's independent public accountants. The sole reason for the Board of Director's recommendation of the termination of Coopers as the Company's independent public accountants was the increased fees Coopers sought for auditing the Company's affairs and preparing the Company's annual financial statements for the year ending June 27, 1998.

     On February 24, 1998, the Board of Directors decided to recommend to the Stockholders that Lavine, Lofgren, Morris & Engelberg L.L.P. ("Lavine") be appointed as the Company's independent public accountants for the fiscal year ending June 27, 1998. Lavine has not previously served as the Company's independent public accountants. The Board of Directors has concluded that given the nature of the Company's activities, there was no basis for the significant increase in fees sought by Coopers. The Board of Directors believes that Lavine is competent to perform the audit and that its fees will be more reasonable.

     During the past two (2) years Coopers did not issue a report on the Company's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the period of their engagement from November 6, 1987 until February 24, 1998, there were no disagreements between the Company and Coopers on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of Coopers, would have caused such firm to make reference to the subject matter of the disagreement in connection with any report that was to have been, or will be, prepared for the Company.

     As required by paragraph (a)(3) of Item 304 of Regulation S-K, the Company has provided Coopers with a copy of the disclosure contained herein regarding the Board of Director's recommendation of the dismissal of Coopers and appointment of Lavine. Also, as required by paragraph (a)(3) of Item 304 of Regulation S-K, in providing Coopers with a copy of such disclosure, the Company requested Coopers to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure made by the Company. The response of Coopers, indicating that it agrees with the disclosures contained herein, has been attached hereto as Exhibit A.

     Section 32(a) of the Investment Company Act of 1940 requires that the dismissal and appointment of the Company's independent public accountants be ratified by the Company's stockholders. Accordingly, the Stockholders will be asked at the Meeting to approve the Board of Director's recommendation to dismiss Coopers, and appoint Lavine, as the Company's independent public accountants for the fiscal year ending June 27, 1998. Representatives of Lavine will not be present at the Meeting. Therefore, a representative will not have an opportunity to make a statement at the Meeting, and is not expected to be available to respond to questions from the stockholders.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL ONE.


                              STOCKHOLDER PROPOSALS

     Any proposal intended to be presented by a stockholder at the 1998 Annual Meeting of Stockholders must be received by the Company at the address specified below within a reasonable period of time prior to the Annual Meeting to be considered for inclusion therein. Any proposal should be addressed to Secretary, BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075-2472 and should be sent by certified mail, return receipt requested.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.


                                  ANNUAL REPORT

     The Company will furnish, without charge, a copy of the Company's most recent annual report, and semi-annual report succeeding such annual report, if any, to any shareholder upon request. Any such request should be directed to Secretary, BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075-2472 (or call 800-666-8979).



                                            By Order of the Board of Directors

                                            /s/Donald Brody

                                            Donald Brody, Secretary
April 24, 1998

                           BDI INVESTMENT CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE SPECIAL MEETING OF STOCKHOLDERS, MAY 29, 1998

     The undersigned hereby revokes any prior proxy and appoints Arthur Brody attorney and proxy with power of substitution, to vote for and on behalf of the undersigned at the BDI Investment Corporation Special Meeting of Stockholders to be held on May 29, 1998 and at any adjournments or postponements thereof (the "Meeting"), upon the following matter and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If this proxy is executed but no direction is made, this proxy will be voted FOR each of the Proposals.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

PLEASE MARK BOXES |_| IN BLUE OR BLACK INK

1. To approve the Board of Director's recommendation to (i) dismiss Coopers & Lybrand L.L.P. as the Company's independent public accountants, and (ii) appoint Lavine, Lofgren, Morris & Engelberg L.L.P. as the Company's independent public accountants for the fiscal year ending June 27, 1998.

For     [ ]                   Against     [ ]                  Abstain     [ ]


Dated: _________________________, 1998


-------------------------------------

Please sign this proxy and return it promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you attend.

Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc.

For an account in the name of two or more persons, each should sign, or if one signs, he or she should attach evidence of authority.



                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    EXHIBIT A

                            COOPERS & LYBRAND L.L.P.
                          a professional services firm
                                402 West Broadway
                                   Suite 1400
                        San Diego, California 92101-3504
                              phone - 619-525-2300
                               fax - 619-525-2490



March 23, 1998

Securities and Exchange Commission
450 Fifth Street
Washington, D.C.  20549

Gentlemen:

We have read the statements made by BDI Investment Corporation (copy attached), included in the Company's Proxy Statement to be delivered by the Company to its stockholders in accordance with paragraph (a)(3) of Item 304 of Regulation S-K. We agree with the statements concerning our Firm in such Proxy Statement.


                                                    Very truly yours,


                                                    /s/Coopers & Lybrand L.L.P.


Attachment

cc:  BDI Investment Corporation